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                                                                    EXHIBIT 23.2
                               [KPMG Letterhead]

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
America West Airlines, Inc.:

We consent to the use of our reports incorporated herein by reference and to the references to our firm under the headings "Selected Financial Data" and "Experts" in the prospectus.


/s/ KPMG LLP

Phoenix, Arizona
March 6, 2000